CONSULTING AGREEMENT

      THIS AGREEMENT (the "Agreement") made this 17th day of September, 1999, by and between SURREY ASSOCIATES, LTD., with an address at 124 North Ardmore Road, Columbus, Ohio 43209 (hereinafter referred to as the "Consultant") and URBAN COOL NETWORK, INC., a Delaware corporation with its principal offices located at 1401 Elm Street, Dallas, Texas 75202 (hereinafter referred to as "Urban Cool").

                               W I T N E S S E T H

      WHEREAS, Consultant is engaged in the business of consultanting to companies with regard to its business development and strategic planning; and

      WHEREAS, Consultant has experience and expertise in the sourcing of real estate location; and

      WHEREAS, Urban Cool and Consultant desire to continue Consultant's relationship with Urban Cool and make provision for the continued availability of Consultant's business talent and expertise; and

      WHEREAS,   Urban  Cool  deems  it  in  its  best   interests  to  continue
Consultant's relationship with Urban Cool as that of a Consultant.

      NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1.    Engagement/Duties.

      1.1   Engagement  of  Consultant.  As of the  effective  date  provided in
            Section 5 hereof (the "Effective Date"), Consultant shall be engaged by Urban Cool to render consulting and advisory services to Urban Cool, as provided for herein, for a term of 36 months commencing the Effective Date through a date which is 36 months next ensuing (the "Consulting Term").


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      1.2   Duties of Consultant.  During the Consulting Term, Consultant shall, as an independent contractor, utilize his best efforts and devote such time as is reasonably necessary to render the following consulting and advisory services as may, from time to time, be requested by Urban Cool:

            (a) To render strategic advice to Urban Cool's Chief Executive Officer;

            (b) To conduct on behalf of Urban Cool and participate in the developing of a marketing plan for the deployment of NetStand kiosks in shopping centers and other leased locations;

            (c) To render assistance to Urban Cool in the development and design of its NetStand kiosks;

            (d) To consult and advise Urban Cool concerning the marketing and sale of its products through the NetStand kiosks system network;

            (e) To arrange for and assist in the developing and maintaining relationships with real estate operations and shopping center developers; and

            (f) To render such additional consulting services as may be from time to time requested by the Chief Executive Officer of Urban Cool.

      1.3 Relationship of Parties. Urban Cool and Consultant acknowledge and agree that Consultant is an independent contractor and that Consultant is not an employee of Urban Cool, and the relationship between Consultant and Urban Cool is not intended to be that of employer and employee, joint venture or partnership.


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

      Notwithstanding the foregoing, Urban Cool hereby agrees that nothing contained in this Agreement shall require Consultant to devote any set amount of time or specific hours in rendering his duties hereunder.

2.    Compensation.

      2.1   The  Company  acknowledges  that  it does  not  currently  have  the financial ability to pay for Consultant's Services in cash. Therefore, the Company shall, in consideration of Services to be performed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, concurrently with the execution hereof, pay to the Consultant a total of 200,000 shares of the common stock (the "Shares") of the Company.

      2.2 Restricted Stock. Consultant acknowledges that the Consultant's Shares have not been registered pursuant to the Securities Act of 1933, as amended, and therefore may not be sold by Consultant except in the event that such Consultant's Shares are subject to a registration statement or, in the opinion of counsel for Urban Cool, are exempt from such registration provisions. Consultant acknowledges that the Consultant's Shares shall be acquired for investment purposes only and not with a view to the resale or redistribution of same, unless such Shares have been registered. Consultant further consents to the following legend being placed on all certificates for the Shares of Common Stock representing the Consultant's Shares:


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

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL
            SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

      3. Non-Disclosure. Consultant shall not, at any time during or after the termination of his consulting engagement with Urban Cool or any of its affiliates, except when acting on behalf of and with the authorization of Urban Cool make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information of Urban Cool, including without limitation information concerning Urban Cool's business, methods, operations, finances, marketing information, or channels of distribution or information. For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Consultant or known by him and not generally known (other than as disclosed by any person in breach of any obligation of confidentiality to Urban Cool) in the industry. Consultant acknowledges that trade secrets and other items of confidential information, as they may exist from time to time, are valuable and unique assets of Urban Cool and that disclosure of any such information would cause substantial injury to Urban Cool. Consultant agrees that upon termination of his consulting engagement, he will return to Urban Cool immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of Urban Cool and its affiliates.


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

      4. Effective Date; Term and Termination. This Agreement shall be effective on and as of September 17, 1999 and shall continue for a term of 24 months then ensuing.

      5. Notices. Any notice to be given by either party to the other hereunder shall be sufficient if in writing and personally delivered or sent by registered or certified mail, return receipt requested, addressed to such party at the address specified on the first page of this Agreement or such other address as either party may have given to the other party in writing.

      6. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior negotiations, agreements, and discussions pursuant to the subject matter hereof.

      7. Modification and Waiver. This Agreement may not be altered or modified except by writing signed by each of the respective parties hereof. No breach or violation of this Agreement shall be waived except in writing executed by the party granting such waiver. No waiver of a breach or violation shall be deemed a waiver of a subsequent breech or violation of the same or any other nature.

      8. Law to Govern. This Agreement and all of the rights and obligations of the parties provided shall be governed by and in accordance with the substantive laws of the State of Texas, without regard to principles of conflicts of law.

      9. Non-Assignment. This Agreement shall not be assigned by either party hereto except upon the prior written consent of the other.

      10. Arbitration. Any dispute arising out of the interpretation, application and/or performance of this Agreement shall be settled through final and binding arbitration before a single arbitrator in the County of Dallas, the State of Texas in accordance with the rules of the American


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

            Arbitration Association. The arbitrator shall be selected by the Association and shall be an attorney at law experienced in the field of corporate law. Any judgment upon any arbitration award may be entered in any court, federal or state, having competent jurisdiction of the parties. Each party shall bear his or its own costs and expenses, including fees of counsel, with respect to such arbitration proceedings.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

                                          URBAN COOL NETWORK, INC.

                                          By:   /s/ Jacob R. Miles, III
                                                ------------------------------
                                                Name:Jacob R. Miles, III
                                                Title: CEO

                                          SURREY ASSOCIATES, LTD.

                                          By:   /s/ Gary Stein
                                                ------------------------------
                                                Name: Gary Stein
                                                Title: President

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